UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2013

          WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 26, 2013, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2014 (the fiscal quarter ended August 31, 2013).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In the conference call, management referred to adjusted diluted earnings per share.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Adjusted diluted earnings per share is calculated by subtracting the after-tax impact of the gain and favorable tax adjustment related to the acquisition of an additional 10% interest in TWB Company, L.L.C. (“TWB”) and restructuring charges and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based measure of diluted earnings per share (EPS) attributable to controlling interest of $0.76 and the adjusted diluted earnings per share of $0.58 for the fiscal quarter ended August 31, 2013, as mentioned in the conference call, is outlined below.

Diluted EPS attributable to controlling interest	$0.76
Gain on acquisition of additional 10% interest in TWB (after-tax)	(0.13)
Favorable tax adjustment on acquisition of additional 10% interest in TWB (after-tax)	(0.06)
Restructuring charges	0.01
Adjusted diluted EPS attributable to controlling interest	$0.58

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of (i) the Material Terms of the Performance Goals in the First Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan and (ii) the Second Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan

At the 2013 Annual Meeting of Shareholders of the Registrant held on September 26, 2013 (the “2013 Annual Meeting”), the Registrant’s shareholders approved two proposals related to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.  The first proposal related solely to the approval of the performance goals set forth in the First Amendment to the Amended and Restated 1997 Long-Term Incentive Plan (the “First Amendment”), which performance goals may be selected by the Compensation and Stock Option Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Registrant in granting restricted stock awards, performance awards and other stock unit awards settled in common shares, without par value (“common shares”), of the Registrant intended to be “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Treasury regulations promulgated thereunder (collectively, “Section 162(m)”).  The second proposal related to the approval of the Second Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the “Second Amendment”) to:  (a) increase the number of common shares available for awards; (b) modify the method for counting common shares subject to options and stock appreciation rights (“SARs”) against the total number of common shares available for awards; (c) clarify the individuals eligible to become participants in the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan; and (d) modify certain provisions applicable to options and SARs to reflect the Registrant’s practices and current standard market practices.

The Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan, as amended by the First Amendment and the Second Amendment, is referred to in this Current Report on Form 8-K as the “1997 LTIP.”  Set forth below is a brief description of the 1997 LTIP which is qualified in its entirety by reference to the complete terms of the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (amendment and restatement effective as of November 1, 2008), which is included as Exhibit 10.8 to the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended November 30, 2008 and incorporated herein by reference; the First Amendment, which is included with this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference; and the Second Amendment, which is included with this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.  Descriptions of the material terms of the First Amendment and the Second Amendment were included under the captions “PROPOSAL 3:  APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS IN THE FIRST AMENDMENT TO THE WORTHINGTON INDUSTRIES, INC. AMENDED AND RESTATED 1997 LONG-TERM INCENTIVE PLAN” and “PROPOSAL 4:  APPROVAL OF THE SECOND AMENDMENT TO THE WORTHINGTON INDUSTRIES, INC. AMENDED AND RESTATED 1997 LONG-TERM INCENTIVE PLAN,” respectively, in the Registrant’s definitive Proxy Statement for the 2013 Annual Meeting as filed with the Securities and Exchange Commission on August 16, 2013 (the “Registrant’s 2013 Proxy Statement”).

Administration

The 1997 LTIP is administered by the Compensation Committee.  The Compensation Committee has the authority to select the employees to whom awards are granted, to determine the type of awards granted and the number of common shares covered by such awards, to set the terms, conditions and provisions of such awards and to cancel or suspend awards, in each case in a manner not inconsistent with the 1997 LTIP.  The Compensation Committee is authorized to interpret the 1997 LTIP and to establish, amend and rescind any rules and regulations relating to the 1997 LTIP, to determine the terms and provisions of any agreements entered into with participants in the 1997 LTIP, and to make all other determinations which may be necessary or advisable for the administration of the 1997 LTIP.  Any determination made by the Compensation Committee is final and conclusive.

Eligibility

Prior to the shareholders’ approval of the Second Amendment, any salaried employee of the Registrant or of a 50%-owned subsidiary of the Registrant was eligible to be selected by the Compensation Committee to receive an award under the 1997 LTIP.  Following approval of the Second Amendment, the Compensation Committee may now grant an award under the 1997 LTIP to any common law employee of the Registrant, a 50%-owned direct or indirect subsidiary of the Registrant, or any other entity in which the Registrant has a 20% or greater direct or indirect equity interest and which is designated as a “subsidiary” by the Compensation Committee for purposes of the 1997 LTIP.

Types of Awards

Under the 1997 LTIP, the Compensation Committee may grant the following types of awards: (a) non-qualified stock options (“NSOs”); (b) SARs, in tandem with NSOs or free-standing; (c) restricted common shares (also referred to as “restricted stock”); (d) performance awards (in the form of performance shares or performance units) subject to the achievement of performance goals during a specified performance period; and (e) other awards of common shares or awards valued in whole or in part by reference to, or otherwise based upon, common shares or other property.  Although the 1997 LTIP permitted the granting of incentive stock options prior to August 7, 2007, no incentive stock options were granted under the 1997 LTIP.

NSOs

The Compensation Committee may grant NSOs either alone or in addition to other awards.  The exercise price of each NSO is determined by the Compensation Committee, but may not be less than 100% of the fair market value of the common shares on the date of the grant of the NSO.  The term of each NSO is fixed by the Compensation Committee and, pursuant to the provisions of the Second Amendment, may not exceed ten years.  NSOs become exercisable at such time or times as determined by the Compensation Committee and may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Compensation Committee, in whole or in part, in common shares or other consideration (including, if permitted by applicable law, outstanding awards) having a fair market value on the date the NSO is exercised equal to the exercise price.

SARs

The Compensation Committee may grant SARs which are either free-standing or granted in tandem with NSOs (either at the time of or after the grant of the related NSO but prior to the exercise, termination or expiration of the related NSO).  No SARs have been granted under the 1997 LTIP to date.  Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the common shares for which the SAR is exercised as of the exercise date over the grant price of the SAR.  The grant price (which may not be less than the fair market value of the common shares on the date of grant) and other terms of the SAR will be determined by the Compensation Committee.  The Second Amendment provides that the term of an SAR may not exceed ten years.  Payment by the Company upon the exercise of an SAR will be made in cash, common shares, other property or any combination thereof, as the Compensation Committee determines.  Any SAR related to an NSO will terminate and no longer be exercisable upon the exercise or termination of the related NSO and any NSO related to an SAR will terminate and no longer be exercisable upon the exercise or termination of the related SAR.

Restricted Stock

The Compensation Committee may grant restricted stock awards either alone or in addition to other awards.  Restricted stock may not be transferred by the recipient until the restrictions established by the Compensation Committee lapse.  Unless otherwise determined by the Compensation Committee, recipients of restricted stock awards are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law.  Each recipient of a restricted stock award will have all of the rights of a shareholder of the Company, including the right to vote the underlying common shares and the right to receive any cash dividends related to the underlying common shares, unless the Compensation Committee otherwise determines.  If a participant’s employment terminates during the restriction period, the participant will forfeit all restricted stock still subject to restriction, unless otherwise authorized by the Compensation Committee.

Performance Awards

The Compensation Committee may grant performance awards either alone or in addition to other awards.  The Compensation Committee has selected primarily multiple-year performance periods during which performance goals determined by the Compensation Committee are measured for the purpose of determining the extent to which a performance award has been earned.  The performance periods associated with the performance awards granted under the 1997 LTIP have generally covered three fiscal years although the Compensation Committee has also periodically selected six-month and quarterly performance periods.  The performance levels to be achieved for each performance period and the amount of the performance award to be distributed are conclusively determined by the Compensation Committee.  Performance awards may be paid in cash, common shares or a combination thereof, as the Compensation Committee determines.  The outstanding performance award agreements generally provide that upon termination of employment, a participant’s performance awards are forfeited.  However, if termination of employment is due to death, disability or retirement, a pro rata payout will be made for performance periods ending within 24 months after termination based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved.  No payout is to be made for performance periods ending more than 24 months after termination of employment.

Other Stock Unit Awards

The Compensation Committee is also authorized to grant to participants, either alone or in addition to other awards granted under the 1997 LTIP, awards of common shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, common shares or other property (“other stock unit awards”).  Other stock unit awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law or for such other consideration as determined by the Compensation Committee and may be settled in common shares, cash or any other form of property in the discretion of the Compensation Committee.  Common shares (including securities convertible into common shares) purchased pursuant to purchase rights granted under other stock unit awards may be purchased for such consideration as the Compensation Committee determines, which price may not be less than the fair market value of such common shares or other securities on the date of grant.

Performance Goals

The 1997 LTIP provides that if the Compensation Committee determines at the time a restricted stock award, a performance award or an other stock unit award is granted to a participant that the participant is or is likely to be a “covered employee” (for purposes of Section 162(m)) at the time the participant recognizes income for federal income tax purposes in connection with the award, then the Compensation Committee may provide as to such award that the lapsing of restrictions thereon and the distribution of cash or common shares pursuant thereto, as applicable, will be subject to the achievement of one or more objective performance goals established by the Compensation Committee.  As amended by the First Amendment, these performance goals may be based on the achievement levels of one or any combination of the following:

•	Income or earnings (before or after interest, taxes, depreciation, amortization and/or other items);
•	Earnings per common share;
•	Economic value added;
•	Sales or revenues;
•	Growth;
•	Operating income;
•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity or revenue);
•	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity or cash flow return on investment);
•	Gross, operating or other margins;
•	Productivity ratios or other productivity measures;
•	Common share price (including, but not limited to, growth measures and total shareholder return);
•	Expense reduction, expense targets or cost control;
•	Operating or other efficiencies;
•	Market share;
•	Developing new markets, new products and/or new lines of revenue; or
•	Identifying and completing acquisitions.

Such performance goals may be stated in absolute terms or relative to comparison entities, indices or other measures to be achieved during a performance period and may be applied solely with reference to the Registrant or a subsidiary of the Registrant (or an affiliate, business unit or division of the Registrant or a subsidiary of the Registrant) or relatively between the Registrant or a subsidiary of the Registrant (or an affiliate, business unit or division of the Registrant or a subsidiary of the Registrant) and one or more unrelated entities or business units or indices.

The Compensation Committee may provide in any performance goal that any evaluation of performance may include or exclude the impact of specific items related to the time period over which performance is evaluated including the following:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) changes in or the effects of tax laws, accounting principles (or interpretations thereof), accounting methods (including the differences between LIFO and FIFO accounting methods), or other laws or provisions affecting reported results; (iv) any reorganization or restructuring program or restructuring costs; (v) extraordinary or non-recurring items; (vi) acquisitions or divestitures; and (vii) foreign exchange gains and losses.  To the extent such inclusions or exclusions affect an award that is intended to be qualified performance-based compensation under Section 162(m), they must be prescribed in a form that meets the requirements of Section 162(m) for deductibility.

The performance goals must be set by the Compensation Committee within the time period prescribed by, and otherwise comply with the requirements of, Section 162(m).

Limitations on Number and Amount of Awards

Under the 1997 LTIP, no participant may be granted awards in any one calendar year with respect to more than 200,000 common shares.  In addition, the maximum value of the property, including cash, that may be paid or distributed to any participant pursuant to a grant of performance awards valued by reference to a designated amount of property other than common shares (“performance units”) made in any one calendar year is $2,500,000.

Common Shares Subject to 1997 LTIP

Subject to adjustment as described below, the Second Amendment increased the maximum number of common shares issuable over the life of the 1997 LTIP from 4,500,000 common shares to 6,500,000 common shares.

If any common shares subject to any award under the 1997 LTIP are forfeited, any award terminates or expires unexercised or any award is settled for cash or other property or exchanged for other awards, the common shares subject to such award will again be available for grant pursuant to the 1997 LTIP.  The number of common shares available for awards under the 1997 LTIP will also be increased by the number of common shares withheld by or tendered to the Registrant in connection with the payment of the exercise price of an NSO under the 1997 LTIP.  The Second Amendment, however, prohibits common shares which are the subject of NSOs or SARs granted on or after September 26, 2013 from being available for future awards under the 1997 LTIP, even if such NSO or SAR is forfeited, terminated, expires unexercised, settled in cash or property other than common shares or exchanged for another award or the common shares subject to such NSO or SAR can otherwise no longer be issued.

The common shares deliverable under the 1997 LTIP may consist in whole or in part of either authorized and unissued common shares or issued common shares which have been reacquired by the Registrant.

In the event of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, spin-off, reverse stock split, exchange of shares or similar transaction, or other change in corporate structure or capitalization affecting the common shares or the price thereof, the Compensation Committee will make such substitution or adjustment in the aggregate number or class of shares which may be delivered under the 1997 LTIP, in the aggregate or to any one participant, and in the number, class and option price or exercise price of shares subject to the outstanding awards granted under the 1997 LTIP (including the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Compensation Committee deems to be appropriate to maintain the purpose of the original grant.  Any such adjustment will be made consistent with the requirements of Section 409A of the Internal Revenue Code, to the extent applicable.

The Second Amendment prohibits the Compensation Committee, without obtaining shareholder approval and except for the adjustments made as described in the preceding paragraph, from (i) amending the terms of an outstanding award to reduce the option price of an outstanding NSO or the grant price of an outstanding SAR; (ii) cancelling an outstanding NSO or SAR in exchange for NSOs or SARs with an option price or grant price, as applicable, that is less than the option price or grant price of the original NSO or SAR; (iii) cancelling an outstanding NSO or SAR with an option price or grant price, as applicable, which is above the current fair market value of the common shares underlying the NSO or SAR in exchange for another award, cash or other securities; (iv) taking any other action that is treated as a “repricing” under generally accepted accounting principles; or (v) taking any other action that has the effect of “repricing” an award, as defined under the applicable rules of the New York Stock Exchange.

The Compensation Committee is authorized to make adjustments in performance award goals or in the terms and conditions of other awards in recognition of unusual or non-recurring events affecting the Registrant or its financial statements or changes in applicable laws, regulations or accounting principles.  However, with respect to any award subject to performance goals intended to comply with Section 162(m), the Compensation Committee may not adjust upwards the amount payable under the award, nor may the Compensation Committee waive the achievement of the applicable performance goals except in the case of the death or disability of the participant.

Nonassignability of Awards

Unless the Compensation Committee determines otherwise at the time an award is granted, no award granted under the 1997 LTIP may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, otherwise than by will, by designation of a beneficiary to exercise the participant’s rights with respect to the award after the participant’s death, or by the laws of descent and distribution.

Amendment and Termination

The Board may amend, alter or discontinue the 1997 LTIP, provided that no such action may impair the rights of a participant under an outstanding award without the participant’s consent.  In addition, without shareholder approval, no amendment may be made which would (i) increase the total number of common shares reserved for delivery under the 1997 LTIP, (ii) change the employees or class of employees eligible to participate in the 1997 LTIP, or (iii) otherwise require shareholder approval under applicable law or to satisfy the requirements imposed by Section 162(m) or the rules of any securities exchange on which the Registrant’s securities are listed or traded.

Change in Control

To maintain all of the participants’ rights in the event of a “change in control” of the Registrant, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award:

●
any NSOs and SARs outstanding as of the date the change in control is determined to have occurred, and which are not then exercisable and vested, will become fully exercisable and vested to the full extent of the original grant; however, if an SAR is held by a participant who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (a “Section 16(b) participant”), the SAR will not become fully vested and exercisable unless the SAR has been outstanding for at least six months;

●
the restrictions applicable to any restricted stock award will lapse, and the underlying common shares will become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

●	all performance awards will be considered to be earned and payable in full, and any other restriction will lapse and the performance awards will be immediately settled or distributed; and

●
the restrictions and other conditions applicable to any other stock unit awards or any other awards will lapse, and the other stock unit awards or other awards will become free of all restrictions or conditions and become fully vested and transferable to the full extent of the original grant.

However, for NSOs, restricted stock awards and performance awards granted in Fiscal 2012 and later, a double trigger provision has been added by the Compensation Committee and the change in control must be followed by an actual or constructive termination of employment for the foregoing provisions to apply.

In addition, the Compensation Committee may allow participants holding NSOs to elect, during the 60-day period following the change in control, to surrender the NSOs (or any portion thereof) which have not been exercised in exchange for a cash payment equal to the change in control price per share (as defined in the 1997 LTIP) over the exercise price per share.

For purposes of the 1997 LTIP, a change in control of the Registrant will be deemed to have occurred when any person, alone or together with its affiliates or associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of the Registrant’s outstanding common shares, unless such person is:

●	the Registrant;

●	any employee benefit plan of the Registrant or a trustee of or fiduciary with respect to any such plan when acting in that capacity; or

●
any person who, on September 18, 1997, was an affiliate of the Registrant owning in excess of 10% of the Registrant’s outstanding common shares and the respective successors, executors, legal representatives, heirs and legal assigns of such person.

Approval of the First Amendment to and the Material Terms of the Performance
Criteria under the Worthington Industries, Inc. Annual Incentive Plan for Executives

At the 2013 Annual Meeting, the Registrant’s shareholders approved the First Amendment to the Worthington Industries, Inc. Annual Incentive Plan for Executives and also approved the performance criteria set forth in the Worthington Industries, Inc. Annual Incentive Plan for Executives, as amended by the First Amendment (as so amended, the “Executive Incentive Plan”).  The Executive Incentive Plan provides for the payment of cash incentive compensation to participants if specified performance objectives are achieved.  The Executive Incentive Plan is intended to provide compensation which qualifies as “qualified performance-based compensation” within the meaning of Section 162(m).

Administration

The Executive Incentive Plan is administered by the Compensation Committee.  The Compensation Committee is authorized to: (1) designate participants who may be granted performance awards under the Executive Incentive Plan; (2) identify performance objectives that must be achieved during a performance period specified by the Compensation Committee as a condition to the payment of incentive compensation; and (3) specify the amount of incentive compensation to be paid if those performance objectives are achieved.

Eligibility

The Executive Incentive Plan authorizes the Compensation Committee to grant performance awards subject to the satisfaction of performance criteria to officers and other key employees of the Registrant and its 50%-owned subsidiaries.

Performance Awards

The amount of a performance award may be stated as a specific dollar amount, a percentage of a participant’s base salary, a percentage (the sum of which may not be greater than 100%) of an aggregate amount allocable to all or specified groups of participants or in any other objectively determinable matter as determined by the Compensation Committee.  Additionally, the amount of the performance award payable under the Executive Incentive Plan may be stated as a target amount due if applicable performance objectives are satisfied and in larger or smaller increments if the applicable performance objectives are exceeded or only partially satisfied.  During any fiscal year of the Registrant, no participant may receive more than $3,000,000 through the Executive Incentive Plan with respect to any single performance award.

The performance objectives that participants must achieve to be paid incentive compensation under the Executive Incentive Plan will be derived from one or more of the performance criteria listed in the First Amendment to the Executive Incentive Plan (or a combination thereof), which include:

●	Income or earnings (before or after interest, taxes, depreciation, amortization and/or other items);
●	Earnings per common share;
●	Economic value added;
●	Sales or revenues;
●	Growth;
●	Operating income;
●	Return measures (including, but not limited to, return on assets, capital, invested capital, equity or revenue);
●	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity or cash flow return on investment);
●	Gross, operating or other margins;
●	Productivity ratios or other productivity measures;
●	Common share price (including, but not limited to, growth measures and total shareholder return);
●	Expense reduction, expense targets or cost control;
●	Operating or other efficiencies;
●	Market share;
●	Developing new markets, new products and/or new lines of revenue; or
●	Identifying and completing acquisitions.

Different performance criteria may be used for performance awards granted to individual participants or to groups of participants.  Additionally, the Compensation Committee may apply performance criteria solely with reference to the Registrant or a subsidiary of the Registrant (or an affiliate, business unit or division of the Registrant or a subsidiary of the Registrant) or relatively between the Registrant or a subsidiary of the Registrant (or an affiliate, business unit or division of the Registrant or a subsidiary of the Registrant) and one or more unrelated entities, business units or indices and may state performance objectives in absolute terms or relative to comparison entities, indices or other measures to be achieved during a performance period.

The Compensation Committee may provide in any performance award that any evaluation of performance may include or exclude the impact of specific items related to the performance period including:

●	asset write-downs;
●	litigation or claim judgments or settlements;
●
changes in or the effects of tax laws, accounting principles (or interpretations thereof), accounting methods (including the differences between LIFO and FIFO accounting methods), or other laws or provisions affecting reported results;

●	any reorganization or restructuring program or restructuring costs;
●	extraordinary or non-recurring items;
●	acquisitions or divestitures; and
●	foreign exchange gains and losses.

To the extent inclusions or exclusions affect performance awards to Section 162(m) covered employees, they will be prescribed in a manner that meets the requirements of Section 162(m).  Additionally, the Compensation Committee will, to the extent permitted under Section 162(m), make appropriate adjustments to the performance criteria and/or performance objectives to reflect any stock dividend, stock split, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or similar corporate change.

The Compensation Committee must establish performance objectives for each performance award in writing before the outcome of those performance objectives is substantially certain but in no event later than 90 days after the beginning of the applicable performance period or, if earlier, the expiration of 25% of the applicable performance period.

Certification and Payment of Performance Awards

At the end of each performance period, the Compensation Committee will determine whether each participant achieved the applicable performance objectives with respect to the participant’s performance award and certify those results to the Board along with a statement of the amount (if any) of any incentive compensation earned under the performance award and whether any other material terms were satisfied.  If a participant has not achieved any of the applicable performance objectives, the participant will not receive incentive compensation related to the performance award for that performance period and no substitute amount will be paid under any other arrangement.

Unless a participant makes a valid election under a deferred compensation plan maintained by the Registrant or one of its subsidiaries, if the participant achieves the applicable performance objectives, the stipulated incentive compensation will be paid in a single lump sum cash payment no later than the 15th day of the third month following the end of the participant’s first taxable year in which such incentive compensation is no longer subject to a substantial risk of forfeiture or, if later, the 15th day of the third month following the end of the first taxable year of the Registrant in which such incentive compensation is no longer subject to a substantial risk of forfeiture.  The Registrant will withhold from the incentive compensation to be paid an amount sufficient to satisfy federal, state and local withholding tax requirements.

Termination of Employment

A participant whose employment terminates for any reason other than death, disability (as defined in the Executive Incentive Plan) or retirement (as defined in the Executive Incentive Plan) before the end of a performance period will forfeit any right to receive any incentive compensation under a performance award for that performance period.  However, a participant whose employment terminates because of death, disability or retirement will receive a prorated amount of incentive compensation for the performance period, but only if the applicable performance objectives are achieved at the end of that performance period.  The amount paid in these circumstances is the product of (a) the incentive compensation the deceased, disabled or retired participant would have received at the end of the performance period, multiplied by (b) the quotient of (i) the number of whole calendar months in which the deceased, disabled or retired participant was employed by the Registrant or one of its subsidiaries and was a participant in the Executive Incentive Plan during the performance period, divided by (ii) the total number of whole calendar months in the performance period.  If a participant’s employment terminates for any reason except cause (as defined in the Executive Incentive Plan) after the end of the performance period but prior to the payment of any incentive compensation earned with respect to that performance period, the participant will be entitled to payment of the incentive compensation in accordance with the terms of the Executive Incentive Plan.

Change in Control

In general, unless otherwise determined by the Compensation Committee or specified in a written agreement between a participant and the Registrant or one of its subsidiaries, if, during a performance period, (a) a change in control (as defined in the Executive Incentive Plan) occurs and (b) on or after the date of the change in control, the participant’s employment terminates for any reason, the performance award of such participant will be considered earned and payable as of the date of the participant’s termination of employment in the amount designated as “target” for such performance award and, unless the participant has made a valid election under a deferred compensation plan maintained by the Registrant or one of its subsidiaries, will be paid within 30 days following the date of the participant’s termination of employment.

Amendment and Termination

The Compensation Committee may at any time, and without the consent of any participant, amend, revise, suspend or discontinue the Executive Incentive Plan, in whole or in part, subject to any shareholder approval requirement of applicable law, rules or regulations.  However, the Compensation Committee may not amend the Executive Incentive Plan to change the method for determining incentive compensation which may be paid or the performance criteria without the approval of the majority of votes cast by the shareholders of the Registrant in a separate vote to the extent required by Section 162(m).

Transferability

Performance awards granted under the Executive Incentive Plan may not be alienated, assigned, pledged, encumbered, transferred, sold or otherwise disposed of prior to actual receipt and any attempt to alienate, assign, pledge, encumber, transfer, sell or otherwise make a disposition prior to such receipt, or any levy, attachment, execution or similar process upon any such rights or benefits, will be null and void.

The foregoing description of the Executive Incentive Plan is qualified in its entirety by reference to the complete terms of the Worthington Industries, Inc. Annual Incentive Plan for Executives, which is included as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, dated September 30, 2008 and filed with the SEC on that same date, and incorporated herein by this reference, and the First Amendment to the Worthington Industries, Inc. Annual Incentive Plan for Executives, which is included with this Current Report on Form 8-K as Exhibit 10.5 and incorporated herein by this reference.  A description of the material terms of the Worthington Industries, Inc. Annual Incentive Plan for Executives, as amended by the First Amendment thereto, was included under the caption “PROPOSAL 5: APPROVAL OF THE FIRST AMENDMENT TO AND THE MATERIAL TERMS OF THE PERFORMANCE CRITERIA UNDER THE WORTHINGTON INDUSTRIES, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVES” in the Registrant’s 2013 Proxy Statement.

Reduction in Authorized Number of Common Shares to be Available for Issuance Under the Worthington Industries, Inc. Amended and Restated 2003 Stock Option Plan

On June 26, 2013, the Board adopted an amendment to the Worthington Industries, Inc. Amended and Restated 2003 Stock Option Plan (the “A&R 2003 Plan”) which would reduce the authorized number of common shares available for issuance under the A&R 2003 Plan by 600,000 common shares if the Second Amendment to the 1997 LTIP were approved by the Registrant’s shareholders at the 2013 Annual Meeting.  The amendment to the A&R 2003 Plan became effective on September 26, 2013, upon the approval of the Second Amendment to the 1997 LTIP.  As a result, the maximum number of common shares authorized for issuance under the A&R 2003 Plan has been reduced from 7,000,000 common shares to 6,400,000 common shares.  The First Amendment to the Worthington Industries, Inc. Amended and Restated 2003 Stock Option Plan, reflecting this reduction in the authorized number of common shares available for issuance, is included with this Current Report on Form 8-K as Exhibit 10.6 and incorporated herein by this reference.

Reduction in Authorized Number of Common Shares to be Available for Issuance Under the Worthington Industries, Inc. 2010 Stock Option Plan

On June 26, 2013, the Board adopted an amendment to the Worthington Industries, Inc. 2010 Stock Option Plan (the “2010 Plan”) which would reduce the authorized number of common shares available for issuance under the 2010 Plan by 2,500,000 common shares if the Second Amendment to the 1997 LTIP were approved by the Registrant’s shareholders at the 2013 Annual Meeting.  The amendment to the 2010 Plan became effective on September 26, 2013, upon the approval of the Second Amendment to the 1997 LTIP.  As a result, the maximum number of common shares authorized for issuance under the 2010 Plan has been reduced from 6,000,000 common shares to 3,500,000 common shares.  The First Amendment to the Worthington Industries, Inc. 2010 Stock Option Plan, reflecting this reduction in the authorized number of common shares available for issuance,  is included with this Current Report on Form 8-K as Exhibit 10.7 and incorporated herein by this reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 26, 2013, the Registrant held the 2013 Annual Meeting at the Registrant’s executive offices located at 200 Old Wilson Bridge Road, Columbus, Ohio. At the close of business on August 6, 2013, the record date for the 2013 Annual Meeting, there were a total of 70,461,782 common shares of the Registrant outstanding and entitled to vote. At the 2013 Annual Meeting, 63,111,059 or 89.57% of the common shares outstanding and entitled to vote, were represented by proxy or in person and, therefore, a quorum was present.

The vote on proposals presented for shareholder vote at the 2013 Annual Meeting was as follows:

Proposal 1 — Election of Directors:

	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Kerrii B. Anderson	45,257,322	11,673,983	55,524	6,124,230
John P. McConnell	53,725,897	3,214,997	45,935	6,124,230
Mary Schiavo	45,236,142	11,687,273	63,414	6,124,230

At the 2013 Annual Meeting, each of Kerrii B. Anderson, John P. McConnell and Mary Schiavo was elected as a director of the Registrant for a three-year term, expiring at the 2016 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2014 Annual Meeting of Shareholders are: Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr.

The directors of the Registrant whose terms of office continue until the 2015 Annual Meeting of Shareholders are: John B. Blystone, Mark C. Davis and Sidney A. Ribeau.

Proposal 2 — Approval of the Advisory Resolution on Executive Compensation:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,445,556	2,238,620	302,653	6,124,230

At the 2013 Annual Meeting, the Registrant’s shareholders approved the advisory resolution on executive compensation.

Proposal 3 — Approval of the Material Terms of the Performance Goals in the First Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,706,856	993,741	286,232	6,124,230

At the 2013 Annual Meeting, the Registrant’s shareholders approved the material terms of the performance goals in the First Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

Proposal 4 — Approval of the Second Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
44,361,819	12,319,515	305,495	6,124,230

At the 2013 Annual Meeting, the Registrant’s shareholders approved the Second Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

Proposal 5 — Approval of the First Amendment to and the Material Terms of the Performance Criteria under the Worthington Industries, Inc. Annual Incentive Plan for Executives:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,752,261	922,077	312,491	6,124,230

At the 2013 Annual Meeting, the Registrant’s shareholders approved the First Amendment to and the material terms of the performance criteria under the Worthington Industries, Inc. Annual Incentive Plan for Executives, as amended by the First Amendment thereto.

Proposal 6 — Ratification of the Selection of KPMG LLP as the Independent Registered Public Accounting Firm of the Registrant for the Fiscal Year ending May 31, 2014:

Votes For	Votes Against	Abstain
62,518,979	517,708	74,372

The shareholders of the Registrant ratified the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2014.

Item 9.01.       Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are incorporated by reference into or are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1
Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (amendment and restatement effective as of November 1, 2008) (incorporated herein by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q of Worthington Industries, Inc. for the quarterly period ended November 30, 2008 (SEC File No. 001-08399))

10.2
First Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (First Amendment effective as of June 26, 2013; performance goals approved by shareholders on September 26, 2013) (filed herewith)

10.3	Second Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (Second Amendment approved by shareholders and effective September 26, 2013) (filed herewith)
10.4
Worthington Industries, Inc. Annual Incentive Plan for Executives (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of Worthington Industries, Inc. dated September 30, 2008 and filed with the SEC on the same date (SEC File No. 001-08399))

10.5	First Amendment to the Worthington Industries, Inc. Annual Incentive Plan for Executives (First Amendment approved by shareholders and effective on September 26, 2013) (filed herewith)
10.6	First Amendment to the Worthington Industries, Inc. Amended and Restated 2003 Stock Option Plan (First Amendment effective September 26, 2013) (filed herewith)
10.7	First Amendment to the Worthington Industries, Inc. 2010 Stock Option Plan (First Amendment effective September 26, 2013) (filed herewith)
99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2014 (Fiscal Quarter ended August 31, 2013), held on September 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 1, 2013	By: /s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and Secretary